EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30,	January 31,	April 30,
	2009	2009	2008
Net revenue	$27,351	$28,800	$28,262

Costs and expenses(a):
Cost of sales	20,919	22,069	21,205	(c)
Research and development	716	732	908
Selling, general and administrative	2,880	2,893	3,331	(c)
Amortization of purchased intangible assets	380	412	211
In-process research and development charges	—	6	13
Restructuring charges	94	146	4
Acquisition-related charges	75	48	—
Total costs and expenses	25,064	26,306	25,672

Earnings from operations	2,287	2,494	2,590

Interest and other, net	(180)	(232)	3

Earnings before taxes	2,107	2,262	2,593

Provision for taxes(b)	391	408	536

Net earnings	$1,716	$1,854	$2,057

Net earnings per share:
Basic	$0.72	$0.77	$0.83
Diluted	$0.70	$0.75	$0.80

Cash dividends declared per share	$—	$0.16	$—

Weighted-average shares used to compute net earnings per share:
Basic	2,394	2,410	2,473
Diluted	2,438	2,464	2,557

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$48	$52	$36
Research and development	18	17	19
Selling, general and administrative	109	85	97
Acquisition-related charges	16	6	—
Total costs and expenses	$191	$160	$152

(b) Tax benefit from stock-based compensation	$(59)	$(48)	$(45)

(c)   Certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to the organizational realignments occurring within HP's service offerings portfolio.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended
	April 30,	April 30,
	2009	2008
Net revenue	$56,151	$56,729

Costs and expenses(a):
Cost of sales	42,988	42,649	(c)
Research and development	1,448	1,806
Selling, general and administrative	5,773	6,627	(c)
Amortization of purchased intangible assets	792	417
In-process research and development charges	6	13
Restructuring charges	240	14
Acquisition-related charges	123	--
Total costs and expenses	51,370	51,526

Earnings from operations	4,781	5,203

Interest and other, net	(412)	75

Earnings before taxes	4,369	5,278

Provision for taxes(b)	799	1,088

Net earnings	$3,570	$4,190

Net earnings per share:
Basic	$1.49	$1.67
Diluted	$1.46	$1.61

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,402	2,516
Diluted	2,448	2,603

(a) Stock-based compensation expense included under SFAS 123(R) was as follows:
Cost of sales	$100	$72
Research and development	35	39
Selling, general and administrative	194	198
Acquisition-related charges	22	--
Total costs and expenses	$351	$309

(b) Tax benefit from stock-based compensation	$(107)	$(92)

(c)   Certain pursuit-related costs previously reported as Cost of sales have been realigned retroactively to Selling, general and administrative expenses due to the organizational realignments occurring within HP’s service offerings portfolio.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30,	October 31,
	2009	2008

	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,851	$10,153
Short-term investments	65	93
Accounts receivable	14,666	16,928
Financing receivables	2,352	2,314
Inventory	5,746	7,879
Other current assets	11,506	14,361

Total current assets	47,186	51,728

Property, plant and equipment	10,807	10,838

Long-term financing receivables and other assets	10,410	10,468

Goodwill and purchased intangible assets	40,112	40,297

Total assets	$108,515	$113,331

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$5,702	$10,176
Accounts payable	11,421	14,917	(a)
Employee compensation and benefits	3,233	4,159
Taxes on earnings	546	869
Deferred revenue	6,342	6,287
Other accrued liabilities	14,339	16,531	(a)

Total current liabilities	41,583	52,939

Long-term debt	12,978	7,676
Other liabilities	13,412	13,774

Stockholders' equity	40,542	38,942

Total liabilities and stockholders' equity	$108,515	$113,331

(a)   In the second quarter of fiscal 2009, HP reclassified certain activity from Other accrued liabilities to Accounts payable as this better represents the nature of the activity. All prior periods have been revised to conform to current presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30,	January 31,	April 30,
	2009	2009	2008(a)

Net revenue:

Services	$8,488	$8,746	$4,262
Enterprise Storage and Servers	3,456	3,948	4,780
HP Software	880	878	1,039
Technology Solutions Group	12,824	13,572	10,081
Personal Systems Group	8,191	8,787	10,071
Imaging and Printing Group	5,916	5,981	7,644
HP Financial Services	641	636	685
Corporate Investments	188	196	230
Total Segments	27,760	29,172	28,711
Eliminations of intersegment net revenue and other	(409)	(372)	(449)

Total HP Consolidated	$27,351	$28,800	$28,262

Earnings from operations:

Services	$1,172	$1,123	$507
Enterprise Storage and Servers	250	405	655
HP Software	157	140	104
Technology Solutions Group	1,579	1,668	1,266
Personal Systems Group	374	435	544
Imaging and Printing Group	1,074	1,105	1,220
HP Financial Services	46	41	47
Corporate Investments	(19)	(19)	6
Total Segments	3,054	3,230	3,083

Corporate and unallocated costs and eliminations	(62)	24	(134)
Unallocated costs related to stock-based
compensation expense	(156)	(148)	(131)
Amortization of purchased intangible assets	(380)	(412)	(211)
In-process research and development charges	—	(6)	(13)
Restructuring charges	(94)	(146)	(4)
Acquisition-related charges	(75)	(48)	—
Interest and other, net	(180)	(232)	3

Total HP Consolidated Earnings Before Taxes	$2,107	$2,262	$2,593

(a)   Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended
	April 30,	April 30,
	2009	2008(a)
Net revenue:

Services	$17,234	$8,314
Enterprise Storage and Servers	7,404	9,600
HP Software	1,758	1,986
Technology Solutions Group	26,396	19,900
Personal Systems Group	16,978	20,862
Imaging and Printing Group	11,897	15,001
HP Financial Services	1,277	1,327
Corporate Investments	384	448
Total Segments	56,932	57,538
Eliminations of intersegment net revenue and other	(781)	(809)

Total HP Consolidated	$56,151	$56,729

Earnings from operations:

Services	$2,295	$1,006
Enterprise Storage and Servers	655	1,328
HP Software	297	153
Technology Solutions Group	3,247	2,487
Personal Systems Group	809	1,172
Imaging and Printing Group	2,179	2,362
HP Financial Services	87	90
Corporate Investments	(38)	14
Total Segments	6,284	6,125

Corporate and unallocated costs and eliminations	(38)	(223)

Unallocated costs related to stock-based compensation expense	(304)	(255)
Amortization of purchased intangible assets	(792)	(417)
In-process research and development charges	(6)	(13)
Restructuring charges	(240)	(14)
Acquisition-related charges	(123)	—
Interest and other, net	(412)	75

Total HP Consolidated Earnings Before Taxes	$4,369	$5,278

(a)   Certain fiscal 2009 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2008, the reclassifications resulted in the transfer of revenue and operating profit among the Services, HP Software and Imaging and Printing Group financial reporting segments. In addition, certain previously allocated costs were reclassified to unallocated costs related to stock-based compensation expense. There was no impact on the previously reported financial results for the Enterprise Storage and Servers, Personal Systems Group, HP Financial Services and Corporate Investments segments.